Exhibit 10.2
[TELEDYNE LETTERHEAD]

January 17, 2017

VIA ELECTRONIC MAIL

Bank of America,
as Bridge Agent
901 Main Street, 14th Floor
Dallas, Texas 75202-3714
Attn: Maurice Washington
Email: maurice.washington@baml.com
Re: Effectiveness of Qualifying Amendment

Ladies and Gentlemen:

Reference is hereby made to: (a) that certain Credit Agreement, dated as of December 11, 2016 (the “Bridge Credit Agreement”), by and among Teledyne Technologies Incorporated, a Delaware corporation (the “Borrower”), certain of its Subsidiaries as guarantors, Bank of America, N.A., as administrative agent (in such capacity, the “Bridge Agent”), and the lenders party thereto; and (b) that certain Amended and Restated Credit Agreement, dated as of March 1, 2013, as amended by the First Amendment dated as of December 4, 2015, and the Second Amendment dated as of January 17, 2017 (the “Second Amendment”; and such credit agreement, as so amended, the “Revolving Credit Agreement”), each by and among the Borrower, certain of its Subsidiaries as designated borrowers, certain of its subsidiaries as guarantors, the Lenders party thereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Revolving Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Bridge Credit Agreement.

We have received confirmation from the Revolving Agent that the Second Amendment is now effective as of the date hereof. Accordingly, we confirm that (i) the Second Amendment constitutes a Qualifying Amendment under the Bridge Credit Agreement and (ii) all £280,000,000 of the Tranche A Commitments have been terminated as of the date hereof pursuant to Sections 2.06(b)(iv) and (vi) of the Bridge Credit Agreement.

Please feel free to contact me should you require any further information.

Sincerely,

TELEDYNE TECHNOLOGIES
INCORPORATED

By:    /s/ Susan L. Main
Name:    Susan L. Main
Title:    Senior Vice President and

Chief Financial Officer

Acknowledged and agreed:

BANK OF AMERICA, N.A.,
as Bridge Agent

By:    /s/ Maurice E. Washington
Name:    Maurice E. Washington
Title:    Vice President

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